August 12, 2005

TCM Small Cap Growth Fund
A series of Professionally Managed Portfolios
Supplement to
Prospectus and Statement of Additional Information
Each dated October 8, 2004

The investment adviser to the TCM Small Cap Growth Fund (the “Fund”) has changed its name to Tygh Capital Management, Inc. (pronounced “tie”). This change has no impact on the Fund or its operations.

Please retain this Supplement with the Prospectus.
The date of this Prospectus Supplement is August 12, 2005